UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 22, 2025

General Electric Company

(Exact name of registrant as specified in its charter)

New York	001-00035	14-0689340
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Neumann Way, Evendale, OH		45215
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code) (617) 443-3000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	GE	New York Stock Exchange
1.875% Notes due 2027	GE 27E	New York Stock Exchange
1.500% Notes due 2029	GE 29	New York Stock Exchange
7 1/2% Guaranteed Subordinated Notes due	GE /35	New York Stock Exchange
2.125% Notes due 2037	GE 37	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.	☐

Item 8.01	Other Events.

On July 22, 2025, General Electric Company, operating as GE Aerospace (the “Company”), entered into an underwriting agreement by and among the Company and J.P. Morgan Securities LLC, BofA Securities, Inc., and Morgan Stanley & Co. LLC, as Representatives of the several underwriters named therein (the “Underwriting Agreement”), with respect to the issuance and sale of $1,000,000,000 aggregate principal amount of 4.300% Notes due 2030 (the “2030 Notes”) and $1,000,000,000 aggregate principal amount of 4.900% Notes due 2036 (the “2036 Notes” and, together with the 2030 Notes, the “Notes”).

The Notes were registered under the Company’s Registration Statement on Form S-3 (Registration No. 333-276832) (the “Registration Statement”) filed with the Securities and Exchange Commission on February 2, 2024, as supplemented by a preliminary prospectus supplement, filed with the SEC on July 22, 2025, and a final prospectus supplement, filed with the SEC on July 24, 2025.

The above description of the Underwriting Agreement is a summary only and is qualified in its entirety by reference to the Underwriting Agreement, which is attached as Exhibit 1.1 to this Current Report on Form 8-K. This Current Report on Form 8-K is incorporated by reference into the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement, dated July 22, 2025, by and among General Electric Company and J.P. Morgan Securities LLC, BofA Securities, Inc., and Morgan Stanley & Co. LLC, as Representatives of the several underwriters named therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Electric Company
(Registrant)

Date: July 24, 2025	/s/ Robert Giglietti
Robert Giglietti Vice President – Chief Accounting Officer, Controller and Treasurer Principal Accounting Officer